

Regency Energy Partners
First Quarter Earnings Release
May 11, 2009



Forward Looking Statements

This presentation may contain statements about future events and Regency Energy Partners LP's ("Regency Energy Partners", "Regency" or the "Partnership") outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency's business prospects and performance, causing actual results to differ from those discussed during this presentation.

Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management's control, involved in gathering, processing, transportation and marketing of natural gas, and in the natural gas compression services business. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Regency's actual results and plans could differ materially from those expressed in any forward-looking statements. These risks and uncertainties are discussed in more detail in Regency's filings with the Securities and Exchange Commission, copies of which are available to the public.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Regulation G

This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

First Quarter Highlights

First quarter performance was in-line with management's expectations

- Management reiterates Regency's adjusted EBITDA guidance range of $220 - $240 million for 2009[1]

2009 Outlook ($ in millions)	
Adjusted EBITDA	$220 - $240
RIGS JV Adjustment[2]	($20) - ($26)
Adjusted EBITDA Post JV[3]	$200 - $214

- Maintained our distribution for the first quarter of 2009 at 44.5 cents, $1.78 on an annual basis
- Regency intends to maintain our current distribution through the construction of the Haynesville project[4]

1 Assumes 100% ownership of the Regency Intrastate Gas System
2 JV adjustment will vary based on timing of project completion
3 100% EBITDA contribution of RIGS for January through March 17, 2009 (JV close). Post closing assumes 38% EBITDA contribution for remainder of year
4 Distribution is set by the board of directors and is driven by the long-term sustainability of the business. In the event of drastic changes in market conditions, cost of capital or producer drilling activity, distribution guidance may be reevaluated

Haynesville Expansion Project and Joint Venture Update

Haynesville Drilling Update

- Optimism around the play continues to be supported by strong well results with regular reports of IP rates above 20 MMcf/d[1]
- For 2009, operators plan to spend more than $3.5 billion on drilling prospective acreage in the Haynesville Shale[1]



Haynesville Shale with Selected Wells 4-30-09[2]
Cass
Marion
Harrison
Gregg
Rusk
Panola
Shelby
Nacogdoches
San Augustine
Sabine
Angelina
Caddo
Bossier
Claiborne
Webster
Bienville
Natchitoches
Winn
Grant
La Salle
Caldwell
Catahoula
Concordia
Ouachita
Richland
Morehouse
Rapides
Vernon
Franklin
Morris
0 5 10 20 Miles
REGENCY

1 Wood Mackenzie, *Haynesville Remains Popular While Other Shales Slow*, March 2009
2 Louisiana Department of Natural Resources and public company documents

Capacity Update

- Currently 92%, or 1,010 MMbtu/d, has been contracted to date
  - Firm transportation capacity with 10 year contract terms
  - Approximately 85% of revenues come from reservation fees
- Project favorably positioned for future expansion to meet growing producer requirements



Haynesville Shale
14,200 HP of compression at Elm Grove and Haughton Stations
21-mile¹, 36" Elm Grove Pipeline
25-mile¹, 36" Bienville Loop
75-mile¹, 42" Winnsboro Loop
Waskom Plant
Elm Grove Plant
Dubberly Plant
Lisbon Plant
Dubach Plant
Cass
Marion
Harrison
Panola
Rusk
Shelby
Nacogdoches
San Augustine
Angelina
Sabine
Caddo
Bossier
Webster
De Soto
Red River
Bienville
Lincoln
Jackson
Winn
Natchitoches
Grant
Vernon
Rapides
Ouachita
Morehouse
Richland
Caldwell
Franklin
La Salle
Catahoula
Concordia
Morris
Upshur
Gregg
Key Interconnects: Columbia Gulf, ANR, Trunkline and Tennessee Gas
0 5 10 20 Miles
Regency Plant Facility
Bossier Shale Trend
Haynesville Shale Trend
Regency Intrastate Gas LP
Regency Field Services LP
Regency Field Services LP Logansport
Regency Gulf States Transmission corp
Regency Liquids Pipeline LP
Regency Intrastate Gas LP Proposed Bienville Loop 36 in
Regency Intrastate Gas LP Proposed Elm Grove 36 in
Regency Intrastate Gas LP Proposed-Winnsboro Loop 42 in

Construction Update

Construction on the 36” pipe commenced at the beginning of May

Plan to begin construction on the 42” pipe in July

- 36" Bienville line
  - Acquired Louisiana DNR permit, USACE and other environmental permits, and 100% ROW acquired
  - Received FERC approval letter on April 30
  - Contractor has mobilized, received Safety, Health & Environmental training and started work
- 36" Elm Grove line
  - Centerline and environmental surveys 100% complete, 100% ROW acquired, USACE permit acquired, road crossing permits approved, and Louisiana DNR permit approved
  - Received FERC approval letter on April 30
- 42" Winnsboro line
  - Centerline and environmental surveys 100% complete, 99% ROW tracts acquired, finalized and purchased wetland mitigation credits
  - Plan to file FERC 30 day advance notice in the upcoming week
  - Air permits and all other environmental permits and clearances for Haughton and Elm Grove compression stations received

On schedule for in-service by year-end 2009

Project Overview - Project Costs

REGENCY ENERGY PARTNERS

Total cost of the project is projected to be $653 million[1]

Project	Description	Expected Cost ($ millions)
Pipeline		
Bienville Loop	25 miles of 36" pipeline[3]	$118
Elm Grove Pipeline	21 miles of 36" pipeline[3]	$114
Winnsboro Loop	75 miles of 42" pipeline[3]	$345
Interconnects[2]	Columbia Gulf, Trunkline & ANR	$37
Compression		
Elm Grove and Haughton Stations	14,200 HP	$39
Total:		**$653[4]**

Based on our progress and expenditures to date, we believe that the project will be completed within budget

[1] Excludes capitalized interest and labor
[2] Net of receipt site interconnects which will be reimbursed by producers
[3] Pipeline lengths based on actual surveyed distances
[4] All budgeted project costs will be paid by Alinda and GE EFS

Business Review

Strong Quarterly Results

REGENCY ENERGY PARTNERS

Regency's first quarter 2009 financial performance remained strong despite a sharp decline in commodity prices, which is a testament to our long-term strategy of increasing fee-based margins



Adjusted EBITDA
$ in millions
$60
$50
$40
$30
$20
$10
$0
$27
$56
$55
Q1 2007
Q1 2008
Q1 2009[1]

	Pricing Effect			2009 % Change To	
	Q1 2007	Q1 2008	Q1 2009	2007	2008
Gas	$6.84	$7.99	$4.52	(34%)	(43%)
Ethane	$1.04	$1.01	$0.36	(65%)	(64%)
Propane	$1.51	$1.47	$0.68	(55%)	(54%)
I-Butane	$1.80	$1.87	$0.97	(46%)	(48%)
N-Butane	$1.79	$1.80	$0.87	(51%)	(52%)
Gasoline	$2.01	$2.13	$0.96	(52%)	(55%)
WTI	$90.68	$97.92	$42.97	(53%)	(56%)

Only 3% of Regency's estimated 2009 Adjusted Segment Margin is subject to commodity price fluctuations

[1] Assumes a full contribution from RIGS for the first quarter. Excluding contribution of Haynesville Joint Venture, Regency's reported adjusted EBITDA was $54 million

Quarter-Over-Quarter Performance


Adjusted EBITDA
$ in millions
$70
$60
$50
$40
$30
$20
$10
$0
$61
$55
Q4 2008
Q1 2009[1]

Pricing Effect			
	Q4 2008	Q1 2009	% Change
Gas	$6.31	$4.52	(28%)
Ethane	$0.42	$0.36	(14%)
Propane	$1.11	$0.68	(39%)
I-Butane	$1.30	$0.97	(25%)
N-Butane	$1.26	$0.87	(31%)
Gasoline	$1.55	$0.96	(38%)
WTI	$79.46	$42.97	(46%)
Sulfur	$227/LT	($2)/LT	(101%)

[1] Assumes a full contribution from RIGS for the first quarter. Excluding contribution of Haynesville Joint Venture, Regency's reported adjusted EBITDA was $54 million

Strong Quarter-Over-Quarter Performance

- Despite recent declines in rig counts, Contract Compression horsepower and Transportation throughput continue to experience moderate growth, while Gathering & Processing volumes are down



Gathering & Processing Throughput[1]
MMBtu/d (000s)
1,200
1,000
800
600
400
200
0
919
996
1,082
1,122
1,039
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Gathering & Processing
Intersegment Volumes



TransportationThroughput[1]
MMBtu/d (000s)
900
800
700
600
500
400
300
200
100
0
732
793
795
772
812
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Transportation
Intersegment Volumes



Revenue Generating Horsepower
Horsepower
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
615,852
669,804
742,804
778,667
789,494
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009



Regency Operating Area Rig Drilling Trends
400
300
200
100
0
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Mid-Con
West TX
South Tx
East TX & North LA

[1] 272,024 MMBtu/d in Q1 2008, 272,024 in Q2 2008, 269,471 in Q3 2008, 307,786 in Q4 2008 and 237,772 MMBtu/d in Q1 2009 moved through both the Gathering & Processing and Transportation segments

Financial Review

Consolidated Operating Results

Regency Energy Partners LP
Condensed Consolidated Income Statements
Unaudited
(in thousands)

	Three Months Ended March 31, 2009	Three Months Ended March 31, 2008
REVENUES		
Gas sales	$ 148,270	$ 236,692
NGL sales	49,585	108,499
Gathering, transportation and other fees, including related party amounts of $811 and $991	72,621	61,986
Net realized and unrealized gain (loss) from risk management activities	14,455	(13,657)
Other	5,194	11,715
Total revenues	290,125	405,235
OPERATING COSTS AND EXPENSES		
Cost of sales, including related party amounts of $247 and $403	182,901	313,589
Operation and maintenance	36,042	28,845
General and administrative	14,852	11,271
Gain on asset sales, net	(133,932)	-
Management services termination fee	-	3,888
Depreciation and amortization	27,889	21,741
Total operating costs and expenses	127,752	379,334
OPERATING INCOME	162,373	25,901
Income from unconsolidated subsidiary	336	-
Interest expense, net	(14,227)	(15,406)
Other income and deductions, net	42	176
INCOME BEFORE INCOME TAXES	148,524	10,671
Income tax expense	100	251
NET INCOME	148,424	10,420
Net income attributable to noncontrolling interest	(35)	(72)
NET INCOME ATTRIBUTABLE TO REGENCY ENERGY PARTNERS LP	$ 148,389	$ 10,348

Gathering and Processing Segment

	Three Months Ended March 31,	
	2009	2008
	($ in thousands)	
Gathering and Processing Segment		
Financial data (1):		
Segment margin	$ 59,148	$ 55,246
Adjusted segment margin	$ 55,583	$ 58,336
Operating data		
Throughput (MMbtu/d)	1,038,707	918,950
NGL gross production (Bbls/d)	22,721	23,068

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to functional reorganization of our segments.

Transportation Segment

	Three Months Ended March 31,			
	2009		2008	
	($ in thousands)			
Transportation Segment				
Financial data (1):				
Segment margin	$	11,554	$	13,254
Adjusted segment margin	$	11,554	$	13,254
Operating data				
Throughput (MMbtu/d)		812,332		732,006

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to functional reorganization of our segments.

	Three Months Ended March 31,			
	2009		2008	
	($ in thousands)			
Combined Transporation Segment(1)				
Financial data				
Segment margin	$	13,556	$	13,253
Adjusted segment margin	$	13,556	$	13,253
Operating data				
Throughput (MMbtu/d)		810,848		732,006

(1) Assumes a three month contribution from RIGS.

Contract Compression Segment

	Three Months Ended March 31,	
	2009	2008
	($ in thousands)	
Contract Compression Segment		
Financial data:		
Segment margin	$ 36,981	$ 23,021
Operating data:		
Revenue generating horsepower	789,494	615,852
Average horsepower per revenue generating compression unit	858	849

Commodity Price Risk Management



NGL Equity Production vs. Hedged
Bbl/d
6,000
5,000
4,000
3,000
2,000
1,000
98%
98%
96%
97%
36%
36%
36%
36%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Equity Production
Hedge



Condensate Equity Production vs. Hedged
Bbl/d
1,000
900
800
700
600
500
400
300
74%
74%
75%
76%
76%
76%
76%
76%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Equity Production
Hedge

- Approximately 83% of expected natural gas exposure is hedged in 2009

Strong Foundation- 2009 DCF Analysis

REGENCY ENERGY PARTNERS

DCF Sensitivity to Commodity Price Changes - 2009

Change in WTI Price ($/bbl)

Change in Natural Gas Price ($/MMbtu)

($ in millions)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (1.1)	$ (1.0)	$ (0.9)
Flat	$ (0.1)	$ 0	$ 0.1
Increase $1.00	$ 0.9	$ 1.0	$ 1.1

- Regency has length in natural gas due to a concerted effort to minimize 'keep-whole' exposure
- At many of our processing facilities, Regency has the ability to reject some level of ethane, which will minimize downward DCF impact in negative Frac spread environments
- A $10.00 Bbl movement in Crude along with the same percentage change in NGL pricing will result in a $0.1 million change in Regency's full year DCF
- A $1.00 MMbtu movement in Natural Gas pricing will result in a $1.0 million change in Regency's full year DCF
- Sulfur prices can not be hedged and we assumed $30 per long-ton for our 2009 forecast; a $10 movement in sulfur prices will result in a $0.4 million change in segment margin

Non-GAAP Reconciliations

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Three Months Ended March 31,		
	2009	2008	2007
		($ in thousands)	
Net income (loss) attributable to Regency Energy Partners LP	$ 148,389	$ 10,348	$ (1,295)
Income tax expense	100	251	-
Interest expense, net	14,227	15,406	14,885
Depreciation and amortization	27,889	21,741	11,427
EBITDA (a)	$ 190,605	$ 47,746	$ 25,017
Non-cash loss (gain) from risk management activities	(3,565)	3,090	(684)
Non-cash put option expiration	-	-	693
Loss (gain) on asset sales, net	(133,932)	26	1,808
Management services termination fee	-	3,888	-
Other (income) expense	764	1,252	6
Adjusted EBITDA	$ 53,872	$ 56,002	$ 26,840
Depreciation and amortization attributable to Haynesville Joint Venture recorded in investing income (1)	254	-	-
Haynesville Joint Venture EBITDA owned by third parties(2)	963	-	-
Combined Adjusted EBITDA	$ 55,089	$ 56,002	$ 26,840

(a) Earnings before interest, taxes, depreciation and amortization.
(1) Depreciation and amortization related to Regency's 38% interest in HPC.
(2) Represents 62% of the Haynesville Joint Venture's EBITDA from March 18, 2009 to March 31, 2009.

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Three Months Ended March 31,					
	2009		2008		2007	
			($ in thousands)			
Net income (loss) attributable to Regency Energy Partners LP	$	148,389	$	10,348	$	(1,295)
Add (Deduct):						
Operation and maintenance		36,042		28,845		10,925
General and administrative		14,852		11,271		6,851
Loss (gain) on asset sales, net		(133,932)		-		1,808
Management services termination fee		-		3,888		-
Depreciation and amortization		27,889		21,741		11,427
Income from unconsolidated subsidiary		(336)		-		-
Interest expense, net		14,227		15,406		14,885
Other income and deductions, net		(42)		(176)		(110)
Income tax expense		100		251		-
Net income attributable to noncontrolling interest		35		72		-
Total Segment Margin (1)	$	107,224	$	91,646	$	44,491
Non-cash loss (gain) from risk management activities		(3,565)		3,090		(684)
Non-cash put option expiration		-		-		693
Adjusted Total Segment Margin	$	103,659	$	94,736	$	44,500
Transportation Segment Margin (1)	$	11,554	$	13,254	$	12,910
Contract Compression Segment Margin		36,981		23,021		-
Corporate & Others Segment Margin (1)		430		200		(856)
Inter-Segment Elimination		(889)		(75)		1,295
Adjusted Segment Margin for Gathering and Processing (1)	$	55,583	$	58,336	$	31,151

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to functional reorganziation of our segments.

Non-GAAP Reconciliation

		Three Months Ended March 31, 2009 ($ in thousands)
Net cash flows provided by operating activities	$	36,331
Add (deduct):		
Depreciation and amortization, including debt issuance cost amortization		(28,932)
Net income attributable to the noncontrolling interest		(35)
Income from unconsolidated subsidiary		336
Risk management portfolio value changes		3,565
Gain on assets sales, net		133,932
Unit based compensation expenses		(1,189)
Trade accounts receivables, accrued revenues, and related party receivables		(22,741)
Other current assets		(10,458)
Trade accounts payable, accrued cost of gas and liquids, and related party payables		36,948
Other current liabilities		1,022
Other assets and liabilities		(390)
Net income attributable to Regency Energy Partners LP	$	148,389
Add (deduct):		
Income tax expense		100
Interest expense, net		14,227
Depreciation and amortization		27,889
EBITDA	$	190,605
Add (deduct):		
Non-cash gain from risk management activities		(3,565)
Gain on assets sales, net		(133,932)
Other		764
Adjusted EBITDA	$	53,872
Add (deduct):		
Unit based compensation expenses		1,189
Interest expense, excluding capitalized interest		(14,059)
Maintenance capital expenditures		(4,864)
Proceeds from sale of assets		3,077
Distribution from the Haynesville Joint Venture in excess of EBITDA		1,310
Depreciation and amortization attributable to Haynesville Joint Venture recorded in investing income		254
Income tax expense		(100)
Cash available for distribution	$	40,679

Non-GAAP Reconciliation

	Low Estimate	High Estimate
	($ in thousands)	
Forecasted net income	$ 231,496	$ 245,496
Add (Deduct):		
Gain on sale of RIGS	(133,940)	(133,940)
Gain from risk management activities	(3,564)	(3,564)
Depreciation and amortization	102,000	102,000
Interest expense	66,000	66,000
Income taxes	1,000	1,000
Adjusted EBITDA	$ 200,000	$ 214,000
JV Adjustment	(20,000)	(26,000)
Adjusted EBITDA post JV	$ 220,000	$ 240,000

Q&A